                                                                    Exhibit 99.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the accompanying Amended Annual Report on Form 10-K/A of
Energy West Incorporated for the fiscal year ended June 30, 2002, I, Robert B.
Mease, Assistant Vice President and Controller (principal financial officer) of
Energy West Incorporated, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) such Amended Annual Report on Form 10-K/A for the fiscal year ended
June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Amended Annual Report on Form 10-K/A for the fiscal year ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Energy West
Incorporated.

Date: November 25, 2002                  /s/ Robert B. Mease
                                         ---------------------------------------
                                         Robert B. Mease
                                         Assistant Vice President and
                                         Controller (principal financial
                                         officer)